              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Preliminary Additional Materials
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14

      Morgan Stanley Insured Municipal Trust
      Morgan Stanley Insured Municipal Bond Trust
      Morgan Stanley Insured Municipal Income Trust
      Morgan Stanley California Insured Municipal Income Trust
      Morgan Stanley Quality Municipal Income Trust
      Morgan Stanley Quality Municipal Investment Trust

      ---------------------------
      (Name of Registrant as Specified in its Charter)

      LouAnne D. McInnis
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement)

   Payment of Filing Fee (check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                    MORGAN STANLEY INSURED MUNICIPAL TRUST
                  MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
                 MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
            MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                 MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
               MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                          TO BE HELD OCTOBER 23, 2002

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY INSURED MUNICIPAL TRUST, MORGAN STANLEY INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST, and MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST, (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Room 208, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020, on October 23, 2002 at 9:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

     1. For MORGAN STANLEY INSURED MUNICIPAL TRUST, MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST and MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST, to elect two (2) Trustees to serve until the year 2005 Annual Meeting of each Trust and for MORGAN STANLEY INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST and MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST, to elect one (1) Trustee to serve until the year 2005 Annual Meeting of each Trust, or, in each case, until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     For MORGAN STANLEY INSURED MUNICIPAL TRUST, MORGAN STANLEY INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST and MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST, to elect one (1) Trustee to serve until the year 2005 Annual Meeting of each Trust or, in each case, until his successor shall have been elected and qualified.

     Shareholders of record of each Trust as of the close of business on July 26, 2002 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                            BARRY FINK
                                                            Secretary
August 19, 2002
New York, New York

                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE
ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                    MORGAN STANLEY INSURED MUNICIPAL TRUST
                  MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
                 MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
            MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                 MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
               MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020


                             --------------------
                             JOINT PROXY STATEMENT
                             --------------------

                        ANNUAL MEETINGS OF SHAREHOLDERS

                                OCTOBER 23, 2002


     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY INSURED MUNICIPAL TRUST ("IMT"), MORGAN STANLEY INSURED MUNICIPAL BOND TRUST ("IMB"), MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST ("IIM"), MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST ("IIC"), MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST ("IQI") and MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST ("IQT") (individually, a "Trust" and, collectively, the "Trusts") for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on October 23, 2002 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about August 28, 2002.


     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares ("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by all shareholders ("Shareholders") with respect to each Trust, and for the nominee to be elected by only the preferred shareholders ("Preferred Shareholders") of each respective Trust set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.


     Shareholders of record of each Trust as of the close of business on July 26, 2002, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:





                   NUMBER OF COMMON      NUMBER OF PREFERRED
                  SHARES OUTSTANDING     SHARES OUTSTANDING
                         AS OF                  AS OF
                     JULY 26, 2002          JULY 26, 2002
NAME OF FUND         (RECORD DATE)          (RECORD DATE)
--------------   --------------------   --------------------
IMT ..........        20,821,184                2,600
IMB ..........         4,660,125                  600
IIM ..........        25,608,312                3,100
IIC ..........        12,255,199                1,300
IQI ..........        29,080,415                4,160
IQT ..........        16,807,225                2,100


     The cost of soliciting proxies for the Meeting of each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Trust may employ Alamo Direct Mail Services Inc. ("Alamo") as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Trust and will be borne by each respective Trust. In the event it appears that the required number of votes to achieve quorum is not received, each Fund may utilize D.F. King & Co., Inc. ("D.F. King") to obtain the necessary votes to achieve quorum at a cost of approximately $3,000 to each Trust plus expenses as outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, D.F. King, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include

$6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon shareholder request, which would be borne by each respective Trust. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact.


                    (1) ELECTION OF TRUSTEES FOR EACH TRUST

     The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at eight concurrent with the retirement of Mr. John J. Schroeder on September 1, 2002. There are presently nine Trustees for each Trust as of the date of this Proxy Statement and, as of September 1, 2002, there will be eight trustees. At the Meetings, pursuant to each Trust's Declaration of Trust, two nominees for IMT, IQI and IQT and one nominee for IMB, IIM and IIC are to be elected to each Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to each respective Trust's Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), one nominee Trustee for IMT, IQI, IQT, IMB, IIM and IIC is to be elected to the Board of Trustees of each respective Trust by the holders of the Preferred Shares of each of those Trusts voting separately as a single class, all as set forth below:

IMT, IQI and IQT--                           IMB, IIM, and IIC--

Until the year 2005 Annual Meeting           Until the year 2005 Annual Meeting
----------------------------------           ----------------------------------
By all Shareholders:                         By all Shareholders:
Michael Bozic                                Wayne E. Hedien
James F. Higgins

By only Preferred Shareholders:              By only Preferred Shareholders:
Charles A. Fiumefreddo                       Manuel H. Johnson

     Six of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson and Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the 1940 Act. The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and Morgan Stanley Investment Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have been previously elected by the Shareholders of the Trusts.

     The nominees of the Boards of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for IMT, IQI and IQT-- Michael Bozic, Charles A. Fiumefreddo and James F. Higgins; for IMB, IIM and IIC-- Wayne E. Hedien and Manuel H. Johnson. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders of each Trust requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).


     Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.


     The Board of each Trust previously has determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien and Johnson; and Class III--Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one of the Class I Trustees and one of the Class II Trustees will be designated as Trustees to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Trustees in Class I for IMT, IQI and IQT and the Trustees in Class II for IMB, IIM and IIC are standing for election at the Meetings and, if elected, will serve until the year 2005 Annual Meetings, or, in each case, until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.


     The table below sets forth the following information regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Funds: business occupations during the last five years, age, term of office and length of time served as of July 26, 2002, positions with the Funds, number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee, and other directorships or trusteeships held by each Trustee in companies which file periodic reports with the Securities and Exchange Commission, including the 95 investment companies, including the Funds, for which Morgan Stanley Investment Advisors serves as investment manager or investment advisor (referred to herein as the "Morgan Stanley Funds") and the 2 investment companies, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan Stanley Services, serves as manager and TCW Investment Management Company serves as investment adviser (referred to herein as the "TCW/DW Term Trusts"). The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

INDEPENDENT TRUSTEES




                              POSITION(S)     LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH         TIME
     INDEPENDENT TRUSTEE       THE TRUSTS      SERVED*
---------------------------- ------------- ---------------
Michael Bozic (61)           Trustee       Trustee since
c/o Mayer, Brown, Rowe &                   April 1994
Maw
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)           Trustee       Trustee since
c/o Summit Ventures LLC                    January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)         Trustee       Trustee since
c/o Mayer, Brown, Rowe &                   September
Maw                                        1997
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (53)   Trustee       Trustee since
c/o Johnson Smick                          July 1991
International, Inc.
1133 Connecticut Avenue,
N.W.
Washington, D.C.


                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                                                                         COMPLEX
  NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS                BY TRUSTEE            BY TRUSTEE
---------------------------- --------------------------------------- -------------- ---------------------------
Michael Bozic (61)           Retired; Director or Trustee of the          129       Director of Weirton Steel
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and the                           Corporation.
Maw                          TCW/DW Term Trusts; formerly Vice
Counsel to the Independent   Chairman of Kmart Corporation
Trustees                     (December 1998-October 2000),
1675 Broadway                Chairman and Chief Executive Officer
New York, NY                 of Levitz Furniture Corporation
                             (November 1995-November 1998) and
                             President and Chief Executive Officer
                             of Hills Department Stores (May
                             1991-July 1995); formerly variously
                             Chairman, Chief Executive Officer,
                             President and Chief Operating Officer
                             (1987-1991) of the Sears Merchandise
                             Group of Sears, Roebuck & Co.

Edwin J. Garn (69)           Director or Trustee of the Morgan            129       Director of Franklin
c/o Summit Ventures LLC      Stanley Funds and the TCW/DW                           Covey (time management
1 Utah Center                Term Trusts; formerly United States                    systems), BMW Bank of
201 S. Main Street           Senator (R-Utah)(1974-1992) and                        North America, Inc.
Salt Lake City, UT           Chairman, Senate Banking Committee                     (industrial loan
                             (1980-1986); formerly Mayor of Salt                    corporation), United
                             Lake City, Utah (1971-1974); formerly                  Space Alliance (joint
                             Astronaut, Space Shuttle Discovery                     venture between Lockheed
                             (April 12-19, 1985); Vice Chairman,                    Martin and the Boeing
                             Huntsman Corporation (chemical                         Company) and Nuskin
                             company); member of the Utah                           Asia Pacific (multilevel
                             Regional Advisory Board of Pacific                     marketing); member of the
                             Corp.                                                  board of various civic and
                                                                                    charitable organizations.

Wayne E. Hedien (68)         Retired; Director or Trustee of the          129       Director of The PMI
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and the                           Group Inc. (private
Maw                          TCW/DW Term Trusts; formerly                           mortgage insurance);
Counsel to the Independent   associated with the Allstate                           Trustee and Vice
Trustees                     Companies (1966-1994), most recently                   Chairman of The Field
1675 Broadway                as Chairman of The Allstate                            Museum of Natural
New York, NY                 Corporation (March 1993-December                       History; director of
                             1994) and Chairman and Chief                           various other business and
                             Executive Officer of its wholly-owned                  charitable organizations.
                             subsidiary, Allstate Insurance
                             Company (July 1989-December 1994).

Dr. Manuel H. Johnson (53)   Chairman of the Audit Committee              129       Director of NVR, Inc.
c/o Johnson Smick            and Director or Trustee of the                         (home construction);
International, Inc.          Morgan Stanley Funds and the                           Chairman and Trustee of
1133 Connecticut Avenue,     TCW/DW Term Trusts; Senior                             the Financial Accounting
N.W.                         Partner, Johnson Smick International,                  Foundation (oversight
Washington, D.C.             Inc., a consulting firm; Co-Chairman                   organization of the
                             and a founder of the Group of Seven                    Financial Accounting
                             Council (G7C), an international                        Standards Board).
                             economic commission; formerly Vice
                             Chairman of the Board of Governors
                             of the Federal Reserve System and
                             Assistant Secretary of the U.S.
                             Treasury.

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                              POSITION(S)     LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH         TIME
     INDEPENDENT TRUSTEE       THE TRUSTS      SERVED*
---------------------------- ------------- ---------------
Michael E. Nugent (65)       Trustee       Trustee since
c/o Triumph Capital, L.P.                  July 1991
237 Park Avenue
New York, NY

John L. Schroeder (72)**     Trustee       Trustee since
c/o Mayer, Brown, Rowe &                   April 1994
Maw
Counsel to the Independent
Trustees
1675 Broadway
New York, NY



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                                                                         COMPLEX
  NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS                BY TRUSTEE           BY TRUSTEE
---------------------------- --------------------------------------- -------------- -------------------------
Michael E. Nugent (65)       Chairman of the Insurance Committee          207       Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the                         business organizations.
237 Park Avenue              Morgan Stanley Funds and the
New York, NY                 TCW/DW Term Trusts;
                             director/trustee of various investment
                             companies managed by Morgan
                             Stanley Investment Management Inc.
                             and Morgan Stanley Investments LP
                             (since July 2001); General Partner,
                             Triumph Capital, L.P., a private
                             investment partnership; formerly Vice
                             President, Bankers Trust Company
                             and BT Capital Corporation
                             (1984-1988).

John L. Schroeder (72)**     Retired; Chairman of the Derivatives         129       Director of Citizens
c/o Mayer, Brown, Rowe &     Committee and Director or Trustee of                   Communications Company
Maw                          the Morgan Stanley Funds and the                       (telecommunications
Counsel to the Independent   TCW/DW Term Trusts; formerly                           company).
Trustees                     Executive Vice President and Chief
1675 Broadway                Investment Officer of the Home
New York, NY                 Insurance Company (August
                             1991-September 1995).

INTERESTED TRUSTEES

                                POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH         TIME
      MANAGEMENT TRUSTEE           FUNDS         SERVED*
------------------------------ ------------- ---------------
Charles A. Fiumefreddo (68)    Chairman,     Trustee since
c/o Morgan Stanley Trust       Director or   July 1991
Harborside Financial Center,   Trustee
Plaza Two,                     and Chief
Jersey City, NJ                Executive
                               Officer

James F. Higgins (54)          Trustee       Trustee since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Trustee       Trustee since
1585 Broadway                                April 1994
New York, NY



                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                 BY TRUSTEE           BY TRUSTEE
------------------------------ ---------------------------------------- -------------- -------------------------
Charles A. Fiumefreddo (68)    Chairman, Director or Trustee and              129      None
c/o Morgan Stanley Trust       Chief Executive Officer of the
Harborside Financial Center,   Morgan Stanley Funds and the
Plaza Two,                     TCW/DW Term Trusts; formerly
Jersey City, NJ                Chairman, Chief Executive Officer
                               and Director of the Investment
                               Manager, the Distributor and Morgan
                               Stanley Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and Director
                               of the Transfer Agent and Director
                               and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998).

James F. Higgins (54)          Director or Trustee of the Morgan              129      None
c/o Morgan Stanley Trust       Stanley Funds and the TCW/DW
Harborside Financial Center,   Term Trusts (since June 2000); Senior
Plaza Two,                     Advisor of Morgan Stanley (since
Jersey City, NJ                August 2000); Director of the
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley (May
                               1999-August 2000), President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (58)         Director or Trustee of the Morgan              129      Director of American
1585 Broadway                  Stanley Funds and the TCW/DW                            Airlines, Inc. and its
New York, NY                   Term Trusts; Chairman of the Board                      parent company, AMR
                               of Directors and Chief Executive                        Corporation
                               Officer of Morgan Stanley and
                               Morgan Stanley DW; Director of the
                               Distributor; Chairman of the Board of
                               Directors and Chief Executive Officer
                               of Novus Credit Services Inc.;
                               Director and/or officer of various
                               Morgan Stanley subsidiaries.


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.
** Mr. Shroeder is retiring from the Board of each Trust on Setpember 1, 2002.

OFFICERS OF THE FUNDS


                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH              LENGTH OF
       EXECUTIVE OFFICER            THE TRUSTS            TIME SERVED
------------------------------ ------------------- ------------------------
Mitchell M. Merin (48)         President           President since May
1221 Avenue of the Americas                        1999
New York, NY

Barry Fink (47)                Vice President,     Vice President,
1221 Avenue of the Americas    Secretary and       Secretary and General
New York, NY                   General Counsel     Counsel since
                                                   February 1997

James F. Willison (58)         Vice President      Since Inception of the
1221 Avenue of the Americas                        Trusts
New York, NY

Joseph R. Arcieri (53)         Vice President      Since January 2002
1221 Avenue of the Americas
New York, NY

Robert W. Wimmel (37)          Vice President of   Since January 2002
1 Parkview Plaza               IMT, IMB, IIM,
Oakbrook Terrace, IL           IQI, IQT

John R. Reynoldson (49)        Vice President of   Since January 2002
1 Parkview Plaza               IIC
Oakbrook Terrace, IL

Thomas F. Caloia (56)          Treasurer           Treasurer of the
c/o Morgan Stanley Trust                           Morgan Stanley Funds
Harborside Financial Center,                       since April 1989
Plaza Two,
Jersey City, NJ



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ --------------------------------------------------------------
Mitchell M. Merin (48)         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Investment Management (since December 1998); President,
New York, NY                   Director (since April 1997) and Chief Executive Officer
                               (since June 1998) of the Investment Manager and Morgan
                               Stanley Services; Chairman, Chief Executive Officer and
                               Director of the Distributor (since June 1998); Chairman and
                               Chief Executive Officer (since June 1998) and Director (since
                               January 1998) of the Transfer Agent; Director of various
                               Morgan Stanley subsidiaries; President of the Morgan Stanley
                               Funds and TCW/DW Term Trusts (since May 1999); Trustee
                               of various Van Kampen investment companies (since
                               December 1999); previously Chief Strategic Officer of the
                               Investment Manager and Morgan Stanley Services and
                               Executive Vice President of the Distributor (April 1997-June
                               1998), Vice President of the Morgan Stanley Funds (May
                               1997-April 1999), and Executive Vice President of Morgan
                               Stanley.

Barry Fink (47)                General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    (since December 2000) of Morgan Stanley Investment
New York, NY                   Management; Managing Director (since December 2000), and
                               Secretary and General Counsel (since February 1997) and
                               Director (since July 1998) of the Investment Manager and
                               Morgan Stanley Services; Assistant Secretary of Morgan
                               Stanley DW; Vice President, Secretary and General Counsel
                               of the Morgan Stanley Funds and TCW/DW Term Trusts
                               (since February 1997); Vice President and Secretary of the
                               Distributor; previously, Senior Vice President, Assistant
                               Secretary and Assistant General Counsel of the Investment
                               Manager and Morgan Stanley Services.

James F. Willison (58)         Managing Director and Portfolio Manager of the Investment
1221 Avenue of the Americas    Manager and/or its investment management affiliates for over
New York, NY                   5 years.

Joseph R. Arcieri (53)         Executive Director and Portfolio Manager of the Investment
1221 Avenue of the Americas    Manager and/or its investment management affiliates for over
New York, NY                   5 years.

Robert W. Wimmel (37)          Vice President and Portfolio Manager of the Investment
1 Parkview Plaza               Manager and/or its investment management affiliates for over
Oakbrook Terrace, IL           5 years.

John R. Reynoldson (49)        Executive Director and Portfolio Manager of the Investment
1 Parkview Plaza               Manager and/or its investment management affiliates for over
Oakbrook Terrace, IL           5 years.

Thomas F. Caloia (56)          First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,   Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ------------------------------------------------ -----------------------------------------------
INDEPENDENT:

Michael Bozic                                  none                                        over $100,000

Edwin J. Garn                                  none                                        over $100,000

Wayne E. Hedien                                none                                        over $100,000

Dr. Manuel H. Johnson                          none                                        over $100,000

Michael E. Nugent                              none                                        over $100,000

John L. Schroeder                              none                                        over $100,000

INTERESTED:

Charles A. Fiumefreddo                         none                                        over $100,000

James F. Higgins                               none                                        over $100,000

Philip J. Purcell                              none                                        over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Funds.

     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent are Vice Presidents of the Trusts.

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Trusts, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn
K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian, George Silfen and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Trusts.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of nine (9) trustees and will consist of eight trustees as of September 1, 2002. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 96 Morgan Stanley Funds, comprised of 128 portfolios. As of July 31, 2002, the Morgan Stanley Funds had total net assets of approximately $123 billion and more than six million shareholders.

     The current six Trustees (67% of the total number) have no affiliation or business connection with Morgan Stanley Investment Advisors or any of its affiliated persons and do not own any stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, six of the Trustees, including all of the Independent Trustees, also serve as members of the Derivatives Committee and three Trustees, including two Independent Trustees, serve as members of the Insurance Committee. The Trusts do not have any nominating or compensation committees.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of each Trust's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange Corporate Governance Standards for audit committees.

     The Board of each Trust has formed a Derivatives Committee to approve parameters for and monitor the activities of each Trust with respect to derivative investments, if any, made by such Trust. The Derivatives Committee currently consists of Mr. Fiumefreddo and all the Independent Trustees. Finally, the Board of each Trust has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Trust during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.


      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR


                                        COMMITTEE
                                          OF THE
                            BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES   INSURANCE
                  FISCAL    TRUSTEES     TRUSTEES    COMMITTEE    COMMITTEE    COMMITTEE
NAME OF TRUST    YEAR-END   MEETINGS     MEETINGS     MEETINGS     MEETINGS    MEETINGS
--------------- ---------- ---------- ------------- ----------- ------------- ----------
IMT ........... 10/31/01       4            9            11          4             1
IMB ........... 10/31/01       4            9            11          4             1
IIM ........... 10/31/01       4            9            11          4             1
IIC ........... 10/31/01       4            9            11          4             1
IQI ........... 10/31/01       4            9            11          4             1
IQT ........... 10/31/01       4            9            11          4             1

AUDIT COMMITTEE REPORT

     The Board of Trustees of each Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee of each Trust has reviewed and discussed the financial statements of each Trust with management as well as with Deloitte & Touche LLP, the independent auditors for each Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Trust that each Trust's audited financial statements be included in each Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.


                                              The Audit Committee

                                              Manuel H. Johnson (Chairman)
                                              Michael Bozic
                                              Edwin J. Garn
                                              Wayne E. Hedien
                                              Michael E. Nugent
                                              John L. Schroeder


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN
   STANLEY FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Funds complex on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing.

As of June 30, 2002, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Funds was approximately $56 million.


     As of the Record Date for these Meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of each Trust's outstanding shares.


COMPENSATION OF INDEPENDENT TRUSTEES


     Each Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board attended by the Trustee (each Trust pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by each Trust. Each Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees who are or have been employed by Morgan Stanley Investment Advisors or an affiliated company receive no compensation or expense reimbursement from the Trusts for their services as Trustee.


     As of the date of this Proxy Statement, 51 of the Morgan Stanley Funds, including each of the Trusts represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Trust, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. Benefits under the retirement program are accrued as expenses on the books of the Trusts. Such benefits are not secured or funded by the Trusts.

     The following tables illustrate the compensation paid to each Trust's Independent Trustees by each Trust for its last fiscal year, and the retirement benefits accrued to each Trust's Independent Trustees by the Trust for its last fiscal year and the estimated retirement benefits for each Trust's Independent Trustees, to commence upon their retirement, as of the end of each Trust's last fiscal year.


MORGAN STANLEY INSURED MUNICIPAL TRUST (IMT)


                                          TRUST COMPENSATION                       ESTIMATED RETIREMENT BENEFITS
                                  -----------------------------------   ---------------------------------------------------
                                                                            ESTIMATED                           ESTIMATED
                                                        RETIREMENT       CREDITED YEARS       ESTIMATED          ANNUAL
                                      AGGREGATE           BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION        ACCRUED AS         RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE TRUST     TRUST EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ----------------   ----------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600             $  390               10                60.44%          $  907
Edwin J. Garn .................         1,600                680               10                60.44              909
Wayne E. Hedien ...............         1,600                735                9                51.37              771
Dr. Manuel H. Johnson .........         2,350                418               10                60.44            1,360
Michael E. Nugent .............         2,100                762               10                60.44            1,209
John L. Schroeder .............         2,100              1,267                8                50.37              955

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


MORGAN STANLEY INSURED MUNICIPAL BOND TRUST (IMB)


                                          TRUST COMPENSATION                       ESTIMATED RETIREMENT BENEFITS
                                  -----------------------------------   ---------------------------------------------------
                                                                            ESTIMATED                           ESTIMATED
                                                        RETIREMENT       CREDITED YEARS       ESTIMATED          ANNUAL
                                      AGGREGATE           BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION        ACCRUED AS         RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE TRUST     TRUST EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ----------------   ----------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600             $  392               10                60.44%          $  907
Edwin J. Garn .................         1,600                691               10                60.44              909
Wayne E. Hedien ...............         1,600                741                9                51.37              771
Dr. Manuel H. Johnson .........         2,350                419               10                60.44            1,360
Michael E. Nugent .............         2,100                767               10                60.44            1,209
John L. Schroeder .............         2,100              1,286                8                50.37              955

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST (IIM)


                                          TRUST COMPENSATION                       ESTIMATED RETIREMENT BENEFITS
                                  -----------------------------------   ---------------------------------------------------
                                                                            ESTIMATED                           ESTIMATED
                                                        RETIREMENT       CREDITED YEARS       ESTIMATED          ANNUAL
                                      AGGREGATE           BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION        ACCRUED AS         RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE TRUST     TRUST EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ----------------   ----------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600             $  389               10                60.44%          $  907
Edwin J. Garn .................         1,600                681               10                60.44              909
Wayne E. Hedien ...............         1,600                741                9                51.37              771
Dr. Manuel H. Johnson .........         2,350                417               10                60.44            1,360
Michael E. Nugent .............         2,100                762               10                60.44            1,209
John L. Schroeder .............         2,100              1,270                8                50.37              955

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST (IIC)


                                          TRUST COMPENSATION                       ESTIMATED RETIREMENT BENEFITS
                                  -----------------------------------   ---------------------------------------------------
                                                                            ESTIMATED                           ESTIMATED
                                                        RETIREMENT       CREDITED YEARS       ESTIMATED          ANNUAL
                                      AGGREGATE           BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION        ACCRUED AS         RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE TRUST     TRUST EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ----------------   ----------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600             $  392               10                60.44%          $  907
Edwin J. Garn .................         1,600                691               10                60.44              909
Wayne E. Hedien ...............         1,600                741                9                51.37              771
Dr. Manuel H. Johnson .........         2,350                419               10                60.44            1,360
Michael E. Nugent .............         2,100                767               10                60.44            1,200
John L. Schroeder .............         2,100              1,286                8                50.37              955

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST (IQI)


                                          TRUST COMPENSATION                       ESTIMATED RETIREMENT BENEFITS
                                  -----------------------------------   ---------------------------------------------------
                                                                            ESTIMATED                           ESTIMATED
                                                        RETIREMENT       CREDITED YEARS       ESTIMATED          ANNUAL
                                      AGGREGATE           BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION        ACCRUED AS         RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE TRUST     TRUST EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ----------------   ----------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600             $  392               10                60.44%          $  907
Edwin J. Garn .................         1,600                691               10                60.44              909
Wayne E. Hedien ...............         1,600                741                9                51.37              771
Dr. Manuel H. Johnson .........         2,350                419               10                60.44            1,360
Michael E. Nugent .............         2,100                767               10                60.44            1,209
John L. Schroeder .............         2,100              1,286                8                50.37              955

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST (IQT)


                                          TRUST COMPENSATION                       ESTIMATED RETIREMENT BENEFITS
                                  -----------------------------------   ---------------------------------------------------
                                                                            ESTIMATED                           ESTIMATED
                                                        RETIREMENT       CREDITED YEARS       ESTIMATED          ANNUAL
                                      AGGREGATE           BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION        ACCRUED AS         RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE TRUST     TRUST EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ----------------   ----------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600             $  390               10                60.44%          $  907
Edwin J. Garn .................         1,600                680               10                60.44              909
Wayne E. Hedien ...............         1,600                735                9                51.37              771
Dr. Manuel H. Johnson .........         2,350                418               10                60.44            1,360
Michael E. Nugent .............         2,100                762               10                60.44            1,209
John L. Schroeder .............         2,100              1,267                8                50.37              955

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies dependingon the Trustee's elections described in the discussion of the retirement program above.


     The following table illustrates the compensation paid to the Independent Trustees of the Trusts for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                                       TOTAL CASH
                                      COMPENSATION
                                   FOR SERVICES TO 97
                                     MORGAN STANLEY
                                    FUNDS AND OTHER
                                      FUNDS IN THE
NAME OF INDEPENDENT TRUSTEE           FUND COMPLEX
-------------------------------   -------------------
Michael Bozic .................         $150,150
Edwin J. Garn .................          150,150
Wayne E. Hedien ...............          150,100
Dr. Manuel H. Johnson .........          219,900
Michael E. Nugent .............          228,362
John L. Schroeder .............          196,650

     The following table illustrates the retirement benefits accrued to the Independent Trustees of the Trusts by the 52 Morgan Stanley Funds (including each of the Trusts represented in this Proxy Statement) for the calendar year ended December 31, 2001, and the estimated retirement benefits for each Trust's Independent Trustees, to commence upon their retirement from the 52 Morgan Stanley Funds as of December 31, 2001.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS




                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------
                                     ESTIMATED
                                      CREDITED
                                       YEARS           ESTIMATED                                      ESTIMATED ANNUAL
                                   OF SERVICE AT     PERCENTAGE OF      RETIREMENT BENEFITS               BENEFITS
                                     RETIREMENT         ELIGIBLE        ACCRUED AS EXPENSES           UPON RETIREMENT
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION     BY ALL ADOPTING FUNDS     FROM ALL ADOPTING FUNDS(1)
-------------------------------   ---------------   ---------------   -----------------------   ---------------------------
Michael Bozic .................          10               60.44%              $21,395                     $48,443
Edwin J. Garn .................          10               60.44                33,443                      49,121
Wayne E. Hedien ...............           9               51.37                44,952                      41,437
Dr. Manuel H. Johnson .........          10               60.44                22,022                      72,014
Michael E. Nugent .............          10               60.44                38,472                      64,157
John L. Schroeder .............           8               50.37                68,342                      50,640

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


THE INVESTMENT MANAGER

     Morgan Stanley Investment Advisors Inc. serves as each Trust's investment manager pursuant to respective investment management agreements. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley Investment Advisors, formerly known as Morgan Stanley Dean Witter Advisors Inc., adopted its current name on June 18, 2001. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above in the paragraph under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

                       FEES PAID TO INDEPENDENT AUDITORS


AUDIT FEES PAID BY THE TRUSTS

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of IMT, IMB, IIM, IIC, IQI and IQT for their respective fiscal years ended October 31, 2001 were $26,000, $26,000, $26,000, $26,000, $24,000, and $24,000,
respectively.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche LLP to the Trusts, the investment advisor, or affiliated entities that provide services to the Trust during their most recent fiscal years ended, relating to financial information systems design and implementation.


ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Trusts, the investment advisor and to affiliated entities that provided services to the Trusts amounted to $12.8 million, of which approximately $2 million related to fees for attestation services such as comfort letters and consents related to SEC and other registration statements, agreed upon procedures and consultation on accounting standards, and approximately $0.5 million related to fees for services such as tax and regulatory consultation, tax return preparation and compliance, and approximately $10.3 million related to services for improving business and operational processes.

     The Audit Committee of each of the Trusts considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.


                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received, as set forth in each Trust's previous proxy statement, by no later than April 25, 2003 for IMT, IMB, IIM, IIC, IQI and IQT for inclusion in the proxy statement for each respective Trust's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT FOR THE TRUST'S MOST RECENT FISCAL YEAR END, AND, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                      By Order of the Board of Trustees


                                                           BARRY FINK
                                                           Secretary

                                                                      APPENDIX A

                                 CHARTER OF THE
                                AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                    MORGAN STANLEY INSURED MUNICIPAL TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Insured Municipal Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:



                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------



TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             COMMON SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM


                                                                        FOR ALL
                                                        FOR   WITHHOLD  EXCEPT

1. Election of two (2) Trustees:                        [ ]     [ ]      [ ]

   01. Michael Bozic,  02. James F. Higgins


   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------
                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                     Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                            INSURED MUNICIPAL TRUST

--------------------------------------------------------------------------------

                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------



 PRX00094

                                MORGAN STANLEY
                            INSURED MUNICIPAL TRUST


                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Insured Municipal Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             PREFERRED SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM


                                                                        FOR ALL
                                                        FOR   WITHHOLD  EXCEPT

1. Election of three (3) Trustees:                      [ ]     [ ]      [ ]

   01. Michael Bozic,  02. James F. Higgins,

   03. Charles A. Fiumefreddo


  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE
     "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Please make sure to sign and date this Proxy using black or blue ink.

Date   -----------------------------------------
                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                            INSURED MUNICIPAL TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

 PRX 095

                  MORGAN STANLEY INSURED MUNICIPAL BOND TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Insured Municipal Bond Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             COMMON SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM


                                                                        FOR ALL
                                                        FOR   WITHHOLD  EXCEPT

1. Election of one (1) Trustee:                        [ ]     [ ]      [ ]

   01. Wayne E. Hedien


Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------
                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                     Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                          INSURED MUNICIPAL BOND TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

 PRX00092

                                MORGAN STANLEY
                          INSURED MUNICIPAL BOND TRUST


                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Insured Municipal Bond Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------



TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             PREFERRED SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM


                                                        FOR   WITHHOLD

1. Election of one (1) Trustee:                        [ ]     [ ]

   01. Wayne E. Hedien

                                                        FOR   WITHHOLD

   Election of one (1) Preferred Trustee:               [ ]     [ ]

   02. Manuel H. Johnson


Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------

                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------

    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                          INSURED MUNICIPAL BOND TRUST
                                   IMPORTANT

--------------------------------------------------------------------------------
              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------


 PRX 095

                 MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Insured Municipal Income Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             COMMON SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM



                                                        FOR   WITHHOLD

1. Election of one (1) Trustee:                        [ ]     [ ]

   01. Wayne E. Hedien


Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------

                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                         INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

 PRX00110

                                MORGAN STANLEY
                         INSURED MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Insured Municipal Income Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:


                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             PREFERRED SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM



                                                       FOR   WITHHOLD

1. Election of one (1) Trustee:                        [ ]     [ ]


   01. Wayne E. Hedien


   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                       FOR   WITHHOLD

   Election of one (1) Preferred Trustee:              [ ]     [ ]


     02. Manuel H. Johnson


Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------

                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------

    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                         INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

 PRX 095

           MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley California Insured Municipal Income Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             COMMON SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM


                                                       FOR   WITHHOLD

1. Election of one (1) Trustee:                        [ ]     [ ]


   01. Wayne E. Hedien


Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------

                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------

    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -



                                MORGAN STANLEY
                   CALIFORNIA INSURED MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE
    PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

 PRX00120

                                MORGAN STANLEY
                   CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley California Insured Municipal Income Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             PREFERRED SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM


                                                       FOR   WITHHOLD

1. Election of one (1) Trustee:                        [ ]     [ ]


   01. Wayne E. Hedien

                                                       FOR   WITHHOLD

2. Election of one (1) Preferred Trustee:              [ ]     [ ]


   02.  Manuel H. Johnson



Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------

                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------

    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                   CALIFORNIA INSURED MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

 PRX 095

               MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Quality Municipal Investment Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             COMMON SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM

                                                                       FOR ALL
                                                       FOR   WITHHOLD  EXCEPT

1. Election of two (2) Trustees:                       [ ]     [ ]      [ ]


   01. Michael Bozic,  02. James F. Higgins


   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------

                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------

    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -



                                MORGAN STANLEY
                       QUALITY MUNICIPAL INVESTMENT TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX00093

                                MORGAN STANLEY
                       QUALITY MUNICIPAL INVESTMENT TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Quality Municipal Investment Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             PREFERRED SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM

                                                                        FOR ALL
                                                        FOR   WITHHOLD  EXCEPT

1. Election of three (3) Trustees:                      [ ]     [ ]      [ ]

   01. Michael Bozic,  02. James F. Higgins,

   03. Charles A. Fiumefreddo


  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------

                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------

    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                       QUALITY MUNICIPAL INVESTMENT TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX 095

                 MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Quality Municipal Income Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             COMMON SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM

                                                                      FOR ALL
                                                      FOR   WITHHOLD  EXCEPT

1. Election of two (2) Trustees:                      [ ]     [ ]      [ ]

   01. Michael Bozic,  02. James F. Higgins



   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


Please make sure to sign and date this Proxy using black or blue ink.




Date   -----------------------------------------

                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------

    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   --


                                MORGAN STANLEY
                         QUALITY MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX00099

                                MORGAN STANLEY
                         QUALITY MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Quality Municipal Income Trust on October 23, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated August 19, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                                PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                         IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)                      BLACK OR BLUE INK [X]

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836                             PREFERRED SHARES

TO VOTE A PROXY BY INTERNET, visit our Website(s): HTTPS://VOTE.PROXY-DIRECT.COM

                                                                        FOR ALL
                                                        FOR   WITHHOLD  EXCEPT

1. Election of three (3) Trustees:                      [ ]     [ ]      [ ]

   01. Michael Bozic,  02. James F. Higgins,

   03. Charles A. Fiumefreddo


  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


Please make sure to sign and date this Proxy using black or blue ink.


Date   -----------------------------------------

                    [                                       ]
                       Shareholder sign in the box above

                    [                                       ]
                    Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------

    -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                         QUALITY MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

 PRX 095

-------------------------------------------------------------------------------
MORGAN STANLEY FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Vote Your Proxy Here" link on the website https://vote.proxy-direct.com.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-597-7836.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------